SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to section 13 or 15 (d) of the Securities Exchange Act



                                  May 18, 2000
                                 Date of Report
                       (Date of Earliest Event Reported)


                               AmeriCom USA, Inc.
                    (Exact Name as Specified in its Charter)


     Delaware                      0-023769                     52-2068322
 -------------------            ---------------             -------------------
  (State or other                (Commission                 (I.R.S. Employer
  Jurisdiction of                 File Number)              Identification No.)
   Incorporation)


                          5900 Hollis Street, Suite R-1
                              Emeryville, CA 94608
                    -----------------------------------------
                    (Address of principal executive offices)


                                 805/542-6700
                         -------------------------------
                          Registrant's telephone number

ITEM 5.  Other Events

On May 18, 2000, AmeriCom USA, Inc. ("the Company") completed the sale of 550,000 shares of the Company's newly issued Class A Common stocks to Megaweb Trading Ltd. a private financial company. The aggregate consideration for the new issue was $2,750,000, or $5.00 per share. The shares were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act" pursuant to Regulation S promulgated under the Securities Act. The shares were issued in an "off shore transaction" to a "non-U.S.Person" without any "directed selling efforts" within the United States, as these terms are defined in Regulation S. Megaweb Trading Ltd., was the sole purchaser of the shares.


ITEM 7.  Exhibits

     (a) Press Release dated June 1, 2000.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    AMERICOM USA, INC.



                                             By: /s/ TOM HOPFENSPERGER
                                                     ----------------------
                                                     Tom Hopfensperger
                                                     Chief Executive Officer

                                                     Dated: June 1, 2000.